UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                          September 9, 2009

Date of Report (Date of earliest event reported)

OVERSEAS SHIPHOLDING GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

               1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

666 Third Avenue

             New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code(212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On September 9, 2009, the Registrant issued a press release announcing that it has entered into a $389 million, 12-year secured facility with The Export-Import Bank of China. Borrowings under the facility will be used toward financing three VLCCs and two Aframax crude oil tankers constructed in China. The two Aframaxes are the Overseas Yosemite and Overseas Yellowstone, delivered in the first half of 2009. A copy of the press release is attached to this Report as Exhibit 99.1 and hereby incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated September 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: September 10, 2009	By	/s/James I. Edelson
Name: James I. Edelson Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 9, 2009